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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 19, 2005


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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)



       DELAWARE                       000-30229                 04-3387074
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
  of Incorporation)                                         Identification No.)

             250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS         01824
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               (Address of Principal Executive Offices)        (Zip Code)



                                 (978) 614-8100
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              (Registrant's telephone number, including area code)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).  Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers.

     On August 19, 2005, Sonus Networks, Inc. was notified that Rubin Gruber is retiring from the Company's Board of Directors effective August 31, 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 23, 2005               SONUS NETWORKS, INC.

                                    By:
                                           /s/ Ellen Richstone
                                    ----------------------------------
                                           Ellen Richstone
                                           Chief Financial Officer